First Choice Bancorp

Investor Presentation

September 2018

Forward Looking Statements

Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company's relationships with and reliance upon vendors with respect to the operation of certain of the Company's key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company's common stock or other securities; and the resulting impact on the Company's ability to raise capital or make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its registration statements as filed under Form S-4 and Form 8-A, and particularly the discussion of risk factors within those documents. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Corporate Overview

First Choice Bancorp

- **First Choice Bank was founded in 2005**
- **First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.**
- **Full service commercial bank serving markets throughout Southern California**
- **11 branches and 2 loan production offices**
- **16th largest publicly traded bank headquartered in Southern California**
- **Evolved from focusing on Asian-American market to become a mainstream bank**
- **Strong commitment to relationship banking**

Market Footprint



Glendale
Arcadia
Azusa
El Monte
Covina
Ontario
Chino
San Bernardino
Redlands
Calimesa
Santa Monica
Inglewood
Pico Rivera
Downey
La Habra
Compton
Yorba Linda
Riverside
Corona
Torrance
Lakewood
Anaheim
Rancho Palos Verdes
Santa Ana
Huntington Beach
Irvine
Newport Beach
Mission Viejo
Menifee
Murrieta
Temecula
San Clemente
Oceanside
Carlsbad
Escondido
Poway
El Cajon
San Diego

Financial Highlights

Total assets: Approx. $1.5 billion[1]

Total loans: Approx. $1.2 billion[1]

Total deposits: Approx. $1.3 billion[1]

ROAA: 1.28% (YTD 2018)[2]

ROAE: 10.71% (YTD 2018)[2]

Dividend yield: 2.89% (as of 8/28/18)

1) *Pro forma giving effect to the acquisition of Pacific Commerce Bancorp, which closed on July 31, 2018*
2) *First Choice Bancorp as of June 30, 2018*

Investment Highlights

- **Growing presence in attractive Southern California markets**
- **Proven ability to generate strong organic balance sheet growth**
- **Above peer group net interest margin benefiting from increases in prevailing interest rates**
- **Proven track record of strong asset quality**
- **Highly accretive acquisition expected to drive strong earnings growth in 2019**
- **Recent developments enhancing marketability of stock**
  - **Increased market cap resulting from merger**
  - **NASDAQ listing in May 2018**
  - **Addition to Russell Indexes in June 2018**
  - **Initial sell-side analyst coverage (Hovde) in August 2018**

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	5
Lynn Hopkins	Chief Financial Officer	• CFO of Commercial Bank of California • Chief Accounting Officer at PacWest	25+	Started in Sep. 2018
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	7
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	13

Pacific Commerce Bancorp Acquisition

Key Highlights

- **Completed July 31, 2018**
- **Adds scale that will drive operational efficiencies**
- **Expands presence in Southern California and provides growth opportunities in new markets**
- **Extends footprint to San Diego**
- **Further diversifies customer base and loan portfolio**
- **Improves FCB's ability to compete for customers and banking talent**

Financial Impact

- **Approximately 14.8% EPS accretion in 2019 (first full year of cost savings)**
- **TBV per share dilution payback period of 3.3 years (crossover method)**
- **PCB provides strong base of low-cost funding (approximately 50% non-interest bearing deposits)**
- **Provides excess liquidity that improves loan-to-deposit ratio and provides funding for future loan growth**

Branch Overview



Glendale
Arcadia
Azusa
El Monte
Covina
Ontario
Chino
San Bernardino
Redlands
Calimesa
Santa Monica
Inglewood
Pico Rivera
Downey
La Habra
Riverside
Compton
Yorba Linda
Corona
Torrance
Lakewood
Rancho Palos Verdes
Santa Ana
Huntington Beach
Irvine
Newport Beach
Mission Viejo
Menifee
Murrieta
Temecula
San Clemente
Oceanside
Escondido
Poway
San Diego

Major Lines of Business

	Size (as of 6/30/18)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $259 million investor-owned ▪ $60 million owner-occupied	▪ Well diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as significant source of referrals ▪ Avg. yield of 5.28%; NPL/Total CRE Loans of 0.00% at 6/30/18
Commercial and Industrial	▪ $192 million	▪ Well diversified portfolio across customer types from manufacturers to distributors and professionals ▪ Avg. yield of 5.22%; NPL/Total C&I Loans of 0.06% at 6/30/18
Construction and Land	▪ $112 million construction ▪ $21 million Land	▪ Residential construction primarily related to coastal properties where valuations are supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 6.45%; NPL/Construction Loans of 0.00% at 6/30/18
SBA	▪ $96 million originated in 2017 ▪ $14 million originated in 1H18 ▪ $92 million retained	▪ Preferred SBA Lender ▪ All loan officers originate SBA loans ▪ Average gain on sale margin of 8.12% in 2Q18 ▪ Avg. yield of 6.09%; NPL/SBA Loans of 1.60% at 6/30/18

Track Record of Solid Profitability

Addition of PCB expected to positively impact ROAA and ROAE



Return on Average Assets
1.5%
1.3%
1.1%
0.9%
0.7%
0.5%
1.02%
0.83%
1.28%
2016[1]
2017[1]
YTD 2018[2]



Return on Average Equity
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
8.57%
6.96%
10.71%
2016[1]
2017[1]
YTD 2018[2]

First Choice Bancorp

1. First Choice Bank only as of year ended December 31
2. First Choice Bancorp – Consolidated as of six months ended June 30, 2018

Strong Organic Balance Sheet Growth



Total Net Loans*
$1,000
$800
$600
$400
13.5% CAGR
$503.5
$657.7
$692.7
$741.8
$784.6
12/31/2014
12/31/2015
12/31/2016
12/31/2017
6/30/2018

*Includes loans held for sale



Total Deposits
$1,000
$800
$600
$400
11.5% CAGR
$536.1
$708.5
$756.6
$772.7
$785.0
12/31/2014
12/31/2015
12/31/2016
12/31/2017
6/30/2018

First Choice Bancorp

Merger Driving Increased Loan Diversification



Loan Portfolio*
as of June 30, 2018
Other
2%
Construction and Land Development
16%
Residential Real Estate
20%
CRE - Owner-Occupied
14%
CRE - Investor
30%
C&I
18%



Pro Forma Loan Portfolio**
as of June 30, 2018
Other
1%
Multifamily
2%
Construction and Land Development
13%
Residential Real Estate
15%
CRE - Owner-Occupied
21%
CRE - Investor
31%
C&I
17%

** Loan portfolio based on call report codes.*

***Pro forma giving effect to the acquisition of Pacific Commerce Bancorp, which closed on July 31, 2018*

First Choice Bancorp

Improving Deposit Mix

2Q18 Cost of Funds**
FCB: 1.03%   PCB: 0.46%

Deposit Composition as of June 30, 2018



Money Market, Savings & Other 43%
Non-Interest Bearing 27%
Time 30%

Pro Forma Deposit Composition* as of June 30, 2018



Money Market, Savings & Other 38%
Non-Interest Bearing 38%
Time 24%

*Pro forma giving effect to the acquisition of Pacific Commerce Bancorp, which closed on July 31, 2018
** For the three months ended June 30,

Improving Efficiencies



Efficiency Ratio[1]
70.0%
65.0%
60.0%
55.0%
50.0%
59.2%
58.3%
60.6%
66.0%
54.5%
2Q17
3Q17
4Q17
1Q18*
2Q18*[2]

- Increasing scale driving improved efficiencies
- Impact of PCB acquisition expected to further improve efficiency ratio

*Efficiency ratio excluding:

- accretion income on acquired loans
- merger-related expense
- public company registration expense

1Q18: 62.3%

2Q18: 55.8%

1. This Non-GAAP measure is used by management and the Board on a regular basis in addition to our GAAP results to facilitate the assessment of our financial performance and to assess our performance. The non-GAAP financial measure complements our GAAP reporting and are presented below to provide investors and others information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of this non-GAAP financial measure may not be comparable to other similarly titled measures used by other companies.
2. Accelerated accretion income related to the payoff of four acquired SBA loans decreased the efficiency ratio by 693 bases points in 2Q 2018

First Choice Bancorp

Higher Loan Yields Driving Increase in NIM

Addition of PCB expected to reduce deposit costs and further enhance net interest margin


7%
6%
5%
4%
3%
2%
1%
0%
6.17%
5.57%
5.56%
5.26%
5.10%
4.73%
4.35%
4.38%
4.04%
3.86%
0.98%
0.77%
0.79%
0.76%
0.79%
2Q17
3Q17
4Q17
1Q18
2Q18
Average Loan Yield
Net interest Margin
Cost of Deposits

Accretion income from purchased portfolios contributed to NIM: 40 bps in 2Q18

First Choice Bancorp

Strong Asset Quality



NPAs/Total Assets
0.60%
0.40%
0.20%
0.00%
0.39%
0.20%
0.16%
12/31/2016 1
12/31/2017 1
6/30/2018 2



NCOs/Avg Loans
0.40%
0.20%
0.00%
0.23%
0.24%
0.16%
2016 1
2017 1
YTD 2018 2

1. First Choice Bank only as of year ended December 31
2. First Choice Bancorp – Consolidated as of six months ended June 30, 2018

First Choice Bancorp

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Complete integration of PCB acquisition**
  - **Fully realize projected cost savings from acquisition**
  - **Capitalize on revenue synergy opportunities**
    - **Expand lending relationships with PCB customers**
    - **PCB average loan size is approx. $0.5 million, compared to approx. $1.0 million at FCB**
- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Achieve ROAA of 1.20% and ROAE of 12%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

Contact Information

NAME	TITLE & CONTACT	
Robert M. Franko	**First Choice Bancorp** *President & Chief Executive Officer*	
	**Address:**	17785 Center Court Drive Suite 750 Cerritos, CA 90703
	Telephone:	(562) 345-9241
	Email:	Rfranko@FirstChoiceBankCA.com
	Website:	www.firstchoicebankca.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092